MAINSTAY GROUP OF FUNDS

Supplement dated June 25, 2020 (“Supplement”) to:

MainStay Equity Funds, MainStay Fixed Income and Mixed Asset Funds and MainStay Asset

Allocation Funds Prospectuses, each dated February 28, 2020, as supplemented;

MainStay CBRE Global Infrastructure Fund and MainStay CBRE Real Estate Fund Prospectus, dated February 24, 2020;

MainStay Cushing Funds Prospectus, dated March 30, 2020, as supplemented;

and

MainStay MacKay Tax-Exempt Funds Prospectus, dated August 28, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus.

Effective June 30, 2020, the Funds will eliminate the automatic conversion of Class A shares to Investor Class shares that had previously been in place if a shareholder no longer met the eligibility requirements for Class A shares.

In addition, effective June 30, 2020, Class A shareholders who hold shares directly with the Funds will be charged an annual per account fee of $20 if their account balances fall below $5,000. This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.